Scudder
S&P 500 Index
Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund seeking to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

SCUDDER           (logo)

                           Scudder S&P 500 Index Fund

--------------------------------------------------------------------------------
Date of Inception: 8/29/97   Total Net Assets as of       Ticker Symbol:  SCPIX
                             12/31/98: $128 million
--------------------------------------------------------------------------------

o For its most recent fiscal year ended December 31, 1998, Scudder S&P 500 Index Fund posted a 28.29% total return, in keeping with the 28.58% return of the S&P 500 Index over the same period.

o Even in the face of extraordinary market volatility, major U.S. stock indices recorded their fourth consecutive year of double-digit gains during 1998.

o We continue to be optimistic about near-term U.S. equity market performance given our outlook for solid growth, low inflation, favorable consumer fundamentals, and low interest rates.


                                Table of Contents

  3 Letter from the Fund's President      Equity 500 Index Portfolio
  4 Performance Update                     20 Statement of Net Assets
  5 Portfolio Summary                      28 Financial Statements
  6 Portfolio Management Discussion        30 Financial Highlights
  8 Glossary of Investment Terms           31 Notes to Financial Statements
                                           34 Report of Independent Accountants
Scudder S&P 500 Index Fund

  9 Financial Statements                   37 Investment Products and Services
 12 Financial Highlights                   38 Scudder Solutions
 13 Notes to Financial Statements
 16 Report of Independent Accountants
 17 Tax Information
 18 Shareholder Meeting Results
 19 Officers and Trustees


                         2 - Scudder S&P 500 Index Fund

                        Letter from the Fund's President

Dear Shareholders,

   We are pleased to present the annual report for Scudder S&P 500 Index Fund for the 12-month period ended December 31, 1998.

   The U.S. economy and financial markets displayed remarkable resiliency amid 1998's stormy global financial environment. Prices of U.S. equities as measured by the S&P 500 Index and the Dow Jones Industrial Average rose 28.58% and 18.14%, respectively, during the year just passed, although the path upward was an irregular one.

   For its fiscal year ended December 31, 1998, the Fund provided a strong 28.29% total return. This marked the fourth consecutive year of gains in the U.S. stock market exceeding 20%, a rate well above the long-term annualized performance of common stocks -- which is closer to 10%. Some near-term correction or slowing of growth would not be unreasonable to expect, but the exact timing of such a move is unpredictable. For additional details concerning the Fund's investment environment and outlook, please turn to the Portfolio Management Discussion that begins on page 6.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 37 through 39 for more information on Scudder products and services.

   If you have any questions regarding Scudder S&P 500 Index Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder S&P 500 Index Fund


                         3 - Scudder S&P 500 Index Fund

                   Performance Update as of December 31, 1998

Fund Index Comparison
-----------------------------------------------

                          Total Return
   --------------------------------------------
   Period
   Ended       Growth of                Average
   12/31/98    $10,000      Cumulative   Annual
   --------------------------------------------
   Scudder S&P 500 Index Fund
   --------------------------------------------
   1 Year      $ 12,829      28.29%    28.29%

   Life of     $ 13,899      38.99%    27.86%
   Fund*
   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   1 Year      $ 12,858      28.58%    28.58%

   Life of     $ 13,953      39.53%    28.36%
   Fund*
   --------------------------------------------
   * The Fund commenced operations on August
     29, 1997.
     Index comparisons begin August 31, 1997.


Growth of a $10,000 Investment
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Scudder S&P 500 Index Fund
Year             Amount
--------------------------

8/97*            10000
9/97             10542
12/97            10834
3/98             12325
6/98             12715
9/98             11460
12/98            13899


S&P 500 Index
Year             Amount
--------------------------

8/97*            10000
9/97             10548
12/97            10851
3/98             12365
6/98             12773
9/98             11502
12/98            13967

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and American Stock Exchange, and traded on the Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended December 31

                                             1997*      1998
-------------------------------------------------------------------------------
Net Asset Value                             $ 12.94   $ 16.44
-------------------------------------------------------------------------------
Income Dividends                            $   .06    $  .15
-------------------------------------------------------------------------------
Capital Gains Distributions                 $    --    $   --
-------------------------------------------------------------------------------
Fund Total Return (%)                          8.34     28.29
-------------------------------------------------------------------------------
Index Total Return (%)                         8.51     28.58
-------------------------------------------------------------------------------

Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns would have been lower.


                         4 - Scudder S&P 500 Index Fund

                    Portfolio Summary as of December 31, 1998

                           Equity 500 Index Portfolio

Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Common Stocks                  99%
      Cash Equivalents                1%
   -------------------------------------
                                    100%
   =====================================

   The Portfolio is essentially fully invested in common stocks that are part of the S&P 500 Index.


Sector Diversification
(Excludes 1% Cash Equivalents)
-----------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      16%
      Consumer Discretionary         15%
      Consumer Staples               15%
      Health                         12%
      Capital Goods                  11%
      Technology                     10%
      Utilities                       8%
      Energy                          7%
      Durables                        5%
      Transportation                  1%
   --------------------------------------
                                    100%
   =====================================

   During the Fund's most recent fiscal year, the financial sector was the largest weighting in the S&P 500 Index.


  Ten Largest Equity Holdings
  (21% of Portfolio)
----------------------------------------

    1. Microsoft Corp.
       Developer of computer operating systems software
    2. General Electric Co.
       Leading producer of electrical equipment
    3. Intel Corp.
       Producer of semiconductor memory circuits
    4. Wal-Mart Stores, Inc.
       Operator of discount stores
    5. Exxon Corp.
       International oil and gas company
    6. Merck & Co., Inc.
       Leading ethical drug manufacturer
    7. International Business Machines Corp.
       Principal manufacturer and
       servicer of business and computing machines
    8. Coca-Cola Co.
       International soft drink company
    9. Pfizer, Inc.
       Leading international pharmaceutical company
   10. Cisco Systems Inc.
       Manufacturer of computer network products

    The Portfolio's top holdings reflect the mainly large-capitalization composition of the S&P 500 Index.











For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                         5 - Scudder S&P 500 Index Fund

                         Portfolio Management Discussion
Dear Shareholders,

For its most recent fiscal year ended December 31, 1998, Scudder S&P 500 Index Fund provided a 28.29% total return, closely tracking the 28.58% return of the S&P 500 Index over the same 12-month period.

                                 Market Activity

Despite volatility throughout the year in Asia, Latin America, Russia, and here at home, the U.S. equity market indices continued to push on, with the S&P 500 Index gain of 28.58% outperforming the gain of 18.14% for the well publicized Dow Jones Industrial Average for the twelve months ending December 31, 1998. This fourth consecutive year of double-digit gains in the major U.S. stock indices was helped by an exuberant, low-inflation economy, an easier monetary policy, and the United States' safe-haven status in a sea of global turmoil.

Equity indices climbed through the first half of the year even as volatility increased. The S&P 500 Index crossed the 1,000 mark for the first time in February 1998. The Index continued to reach higher through most of April, when, towards the end of the month, fears of a tightening by the Federal Reserve Board sparked a huge drop in the market. Stronger than anticipated economic numbers supported a quick rebound, and a similar roller coaster ride was replayed through May and June.

All major U.S. equity indices posted negative returns for the third quarter, as stocks tumbled on both domestic and international news. Lower corporate profits, expectations of slower growth in the second half, and the General Motors strike contributed to a July sell-off. In August, Russia's default on its domestic debt; weak commodity prices which dampened the economic outlook for Latin America; and ongoing economic instability in Asia impacted markets worldwide. In fact, the August S&P 500 Index return was one of the ten worst monthly losses since the Index's inception. September began with tremendous gains. The market had recovered more than half of August's losses towards the end of September, when it tumbled again, having anticipated a 0.50% cut in interest rates by the Federal Reserve Board, rather than the actual 0.25% easing.

Fourth quarter returns, the strongest in some twenty years for most major U.S. large cap equity indices, provided an explosive finish to a volatile year. The technology sector, led by internet-related stocks, posted staggering returns for the quarter. Such growth is evidenced by the addition of America Online Inc. and Compuware Corp. to the S&P 500 Index, replacing Venator Group Inc. and SunAmerica Inc., the latter of which was acquired by index component American International Group Inc. Two more interest rate cuts of 0.25% each by the Federal Reserve Board in the fourth quarter also buoyed the equity markets.

Overall, large-capitalization stocks significantly outperformed small- and mid-cap stocks for the annual period, and within the large-cap sector, growth stocks outperformed value stocks. Top performing sectors for the year included technology, communication services, and health care. The weakest performing


                         6 - Scudder S&P 500 Index Fund
sectors included energy, transportation, and basic materials. There were 48 changes to the S&P 500 Index during the year, over 75% of which were due to mergers and acquisitions.

                                 Manager Outlook

Economic and financial market performance have run on virtually parallel tracks in 1998, and that pattern seems likely to persist into 1999. Given that we see strong, positive economic signs in the months ahead, this bodes well for the U.S. equity markets long term. More specifically, we anticipate GDP growth of approximately 2.5% in 1999; low inflation; extremely favorable consumer fundamentals; and low interest rates, with Federal Reserve Board policy likely on hold in the face of solid economic growth, healthy financial markets, and the recent softening of the dollar.

Certain equity sectors may be impacted by a problematic profit outlook, however, given that rising labor costs are squeezing margins. The industrial sector, in particular, may be adversely affected by developments abroad.

Of course, it is important to reiterate that as an index fund, designed to replicate the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue to monitor economic conditions as well as how they affect the financial markets, as we seek to closely track the performance of the stock market.

Sincerely,

/s/Frank Salerno

Frank Salerno
Portfolio Manager



                         7 - Scudder S&P 500 Index Fund

                          Glossary of Investment Terms

INDEX FUND                 A mutual fund that seeks to replicate the
                           performance of a securities market index. These funds are usually passively managed, employing popular benchmarks such as the S&P 500, Russell 2000
                           (small-caps), or Lehman Aggregate Bond Index.
                           Because an index fund essentially "buys the market," its performance tends to closely track both increases and decreases in the respective index.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. "Large-cap" stocks tend to be more liquid and less volatile, while "small-cap" stocks have greater potential earnings growth and are typically more volatile.

PASSIVE MANAGEMENT         An investment approach that typically selects
                           investments based on non-fundamental criteria, often by seeking to mirror the performance of a securities market index. This is in contrast to active management in which an investment manager attempts to select the most promising investments by analyzing company financial statements, market conditions, and industry trends.

STANDARD & POOR'S          A broad-based measurement of changes in stock market
COMPOSITE INDEX OF 500     conditions based on the average performance of 500
STOCKS (S&P 500)           widely held common stocks. The index is comprised of
                           400 industrial company stocks, 20 transportation company stocks, 40 financial company stocks, and 40 public utilities. The stocks which comprise the S&P
                           500 represent some of the largest companies in terms of market capitalization.

STANDARD & POOR'S          A subsidiary of McGraw-Hill, Inc. that provides a
CORPORATION                broad range of investment services, including rating
                           commercial paper, compiling the Standard & Poor's
                           Composite Index of 500 Stocks, the Standard & Poor's
                           400 Industrial Index, and the Standard & Poor's 100
                           Index, among other indices. The company also provides a wide variety of statistical materials, investment advisory reports, and other financial information.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                         8 - Scudder S&P 500 Index Fund

                              Financial Statements

                           Scudder S&P 500 Index Fund

                       Statement of Assets and Liabilities
                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investment in Equity 500 Index Portfolio, at market .....................  $ 125,920,779
                 Receivable for Fund shares sold .........................................      3,370,104
                 Deferred organization expenses ..........................................         20,899
                 Due from Adviser ........................................................         11,936
                                                                                            ----------------
                 Total assets ............................................................    129,323,718
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ........................................        980,417
                 Other payables and accrued expenses .....................................         62,349
                                                                                            ----------------
                 Total liabilities .......................................................      1,042,766
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 128,280,952
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .....................................         28,517
                 Unrealized appreciation on investments and futures transactions .........     14,820,937
                 Accumulated net realized loss from investments and futures
                    transactions .........................................................     (4,633,645)
                 Paid-in capital .........................................................    118,065,143
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 128,280,952
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($128,280,952 / 7,804,119 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                    ----------------
                    authorized) ..........................................................         $16.44
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         9 - Scudder S&P 500 Index Fund

                           Scudder S&P 500 Index Fund

                             Statement of Operations
                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ...............................................................  $     838,884
                                                                                            ----------------
                 Expenses:
                 Administration fee ......................................................         55,735
                 Services to shareholders ................................................        277,921
                 Custodian and accounting fee ............................................         14,371
                 Trustees' fees and expenses .............................................         25,430
                 Auditing ................................................................         16,767
                 Registration fees .......................................................         60,111
                 Reports to shareholders .................................................         33,823
                 Legal ...................................................................         12,571
                 Amortization of organization expense ....................................          5,635
                 Other ...................................................................          5,453
                                                                                            ----------------
                 Total expenses before reductions ........................................        507,817
                 Expense reductions ......................................................       (326,907)
                                                                                            ----------------
                 Expenses, net ...........................................................        180,910
               ---------------------------------------------------------------------------------------------
                 Net investment income ...................................................        657,974
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .............................................................        504,869
                 Futures contracts .......................................................         36,996
                                                                                            ----------------
                                                                                                  541,865
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on
                    investments and futures contracts ....................................     14,556,069
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    15,097,934
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  15,755,908
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         10 - Scudder S&P 500 Index Fund

                           Scudder S&P 500 Index Fund

                       Statement of Changes in Net Assets

                                                                                            For the Period
                                                                                           August 29, 1997
                                                                            Year Ended     (commencement of
                                                                           December 31,     operations) to
Increase (Decrease) in Net Assets                                              1998       December 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................  $    657,974       $    39,647
                 Net realized gain (loss) from investment
                    transactions ......................................       541,865           142,842
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period .........    14,556,069           264,868
                                                                        ----------------  ----------------
                 Net increase (decrease) in net assets resulting
                    from operations ...................................    15,755,908           447,357
                                                                        ----------------  ----------------
                 Distributions to shareholders from net investment
                    income ............................................      (631,197)          (74,511)
                                                                        ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ............................   139,576,614        18,098,523
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................       610,116            72,136
                 Cost of shares redeemed ..............................   (43,942,765)       (1,632,429)
                                                                        ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                    share transactions ................................    96,243,965        16,538,230
                                                                        ----------------  ----------------
                 Increase (decrease) in net assets ....................   111,368,676        16,911,076
                 Net assets at beginning of period ....................    16,912,276             1,200
                 Net assets at end of period (including undistributed
                    net investment income of $28,517 and $1,046,        ----------------  ----------------
                    respectively) .....................................  $128,280,952       $16,912,276
                                                                        ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ............     1,307,405               100
                                                                        ----------------  ----------------
                 Shares sold ..........................................     9,484,616         1,431,700
                 Shares issued to shareholders in reinvestment of
                    distributions .....................................        40,297             5,676
                 Shares redeemed ......................................    (3,028,199)         (130,071)
                                                                        ----------------  ----------------
                 Net increase in Fund shares ..........................     6,496,714         1,307,305
                                                                        ----------------  ----------------
                 Shares outstanding at end of period ..................     7,804,119         1,307,405
                                                                        ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder S&P 500 Index Fund

                              Financial Highlights

                           Scudder S&P 500 Index Fund

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                             August 29, 1997
                                                                                                            (commencement of
                                                                                             Year ended      operations) to
                                                                                         December 31, 1998  December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         ------------------------------------
Net asset value, beginning of period .................................................       $12.94             $12.00
                                                                                         ------------------------------------
Income from investment operations:
Net investment income ................................................................          .17                .05
Net realized and unrealized gain (loss) on investment transactions ...................         3.48                .95
                                                                                         ------------------------------------
Total from investment operations .....................................................         3.65               1.00
                                                                                         ------------------------------------
Less distributions from net investment income ........................................         (.15)              (.06)
                                                                                         ------------------------------------
Net asset value, end of period .......................................................       $16.44             $12.94
                                                                                         ------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .................................................................        28.29               8.34**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................          128                 17
Ratio of operating expenses, net to average daily net assets (%) (c) .................          .40                .40*
Ratio of operating expenses before expense reductions, to average daily
   net assets (%) (c) ................................................................         1.01               4.42*
Ratio of net investment income to average daily net assets (%) .......................         1.18               1.35*

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c)   Includes expenses of the Equity 500 Index Portfolio.
*     Annualized
**    Not annualized


                         12 - Scudder S&P 500 Index Fund

                          Notes to Financial Statements

                           Scudder S&P 500 Index Fund

                       A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust", formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investigating substantially all of its assets in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company advised by Bankers Trust Company ("Bankers Trust") which has the same investment objective as the Fund. At December 31, 1998, the Fund's investment in the Portfolio was approximately 2.5% of the Portfolio's total assets.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required. At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $4,632,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2005 ($216,000) and December 31, 2006 ($4,416,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, the Fund's pro rata share of the Portfolio's realized gains from security transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. The Fund records daily its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

                         13 - Scudder S&P 500 Index Fund

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager monitors the Fund's investments in the Portfolio. Scudder Kemper receives no fee for providing these monitoring services. In the event the Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Portfolio, Scudder Kemper would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Manager an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and paid monthly.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries PLC ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

The Fund also has an Administrative Services Agreement with the Manager, under which the Manager provides shareholder and administrative services to the Fund. Scudder Kemper receives a fee of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. The Manager has voluntarily agreed to maintain expenses of the Fund to the extent necessary to limit the expenses of the Fund to 0.40% of its annual average daily net assets (including the Fund's pro rata share of the expenses of the Portfolio). Under the terms of a Third Party Feeder Agreement between the Fund, the Manager and Bankers Trust, Bankers Trust has voluntarily agreed to waive expenses of the Portfolio to the extent necessary to limit the expenses of the Portfolio to 0.08% of its annual average net assets. For the year ended December 31, 1998, the Manager did not impose any of its fee, which amounted to $55,735. Further, due to the limitations of such Agreement, the Manager's reimbursement to the Fund for the year ended December 31, 1998, amounted to $11,936.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, SSC did not impose any of its fee, which amounted to $256,642.

Scudder Trust Company ("STC"), a subsidiary of the Manager, provides recordkeeping and other services in connection with certain retirement and employee benefits plans invested in the Fund. For the year ended December 31, 1998, STC did not impose any of its fee, which amounted to $2,594.

The Fund pays each Trustee not affiliated with the Manager an annual retainer. For the year ended December 31, 1998, Trustees' fees aggregated $25,430.

                         14 - Scudder S&P 500 Index Fund

                                C. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.



                        15 - Scudder S&P 500 Index Fund

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder S&P 500 Index Fund (one of the funds comprising Scudder Investment Trust, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 5, 1999




                        16 - Scudder S&P 500 Index Fund

                                 Tax Information

For corporate shareholders, 100% of the income dividends paid during the period ended December 31, 1998 qualified for the dividends received deduction.









                         17 - Scudder S&P 500 Index Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder S&P 500 Index Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,639,319           99,224            152,726              0

2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,435,119           176,433           169,820           109,897

3. To approve the revision of the Fund's fundamental borrowing policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         2,420,034           178,270           183,068           109,897



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                        18 - Scudder S&P 500 Index Fund

                         Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                   *Scudder Kemper Investments, Inc.


                        19 - Scudder S&P 500 Index Fund

                 Statement of Net Assets as of December 31, 1998

                           Equity 500 Index Portfolio

                                                 Principal          Market
                                                 Amount ($)         Value ($)
=============================================================================

Short-Term Instruments 0.7%
-----------------------------------------------------------------------------
Mutual Fund 0.6%
BT Institutional Cash
  ManagementFund .........................       33,163,964        33,163,964
                                                                -------------
U.S. Treasury Bills 0.1%$
3.906%, 1/14/1999 (a) ....................          330,000           329,529
4.7%, 1/14/1999 (a) ......................        5,535,000         5,526,511
                                                                -------------
                                                                    5,856,040
-----------------------------------------------------------------------------
Total Short-Term Instruments (Cost $39,020,004)                    39,020,004
-----------------------------------------------------------------------------

                                                    Shares
=============================================================================

Common Stocks 99.0%
-----------------------------------------------------------------------------
3Com Corporation* ........................          193,200         8,657,775
Abbott Laboratories ......................          785,044        38,467,156
Adobe Systems Inc. .......................           33,800         1,580,150
Adolph Coors Company --
  Class B ................................           15,968           901,194
Advanced Micro Devices, Inc.* ............           68,941         1,994,980
Aeroquip-Vickers, Inc. ...................           12,527           375,027
AES Corporation* .........................           87,100         4,126,362
Aetna, Inc. ..............................           80,059         6,294,639
Air Products & Chemical, Inc. ............          118,608         4,744,320
Airtouch Communications, Inc.* ...........          288,935        20,839,437
Alberto-Culver Co.-- Class B .............            8,998           240,134
Albertson's, Inc. ........................          130,902         8,336,821
Alcan Aluminium Ltd. .....................          113,636         3,075,274
Allegheny Teledyne, Inc. .................           85,969         1,756,991
Allergan, Inc. ...........................           37,701         2,441,140
Allied-Signal, Inc. ......................          284,512        12,607,438
Allstate Corp. ...........................          430,698        16,635,710
Alltel Corp. .............................          144,200         8,624,962
Aluminum Company of America ..............           96,300         7,180,369
ALZA Corporation* ........................           51,934         2,713,551
Amerada Hess Corp. .......................           50,993         2,536,902
Ameren Corporation .......................           61,220         2,613,329
America Online, Inc.* ....................          221,400        35,424,000
American Electric Power Co. ..............           85,010         4,000,783
American Express Co. .....................          233,216        23,846,336
American General Corp. ...................          132,737        10,353,486
American Greetings Corp. --
  Class A ................................           38,114         1,565,056
American Home Products Corp. .............          681,792        38,393,412
American International
  Group, Inc. ............................          540,600        52,235,475
American Stores Company ..................          145,536         5,375,736
Ameritech Corp. ..........................          568,204        36,009,928
Amgen, Inc.* .............................          131,240        13,722,782
Amoco Corp. ..............................           11,604           700,592
AMP, Inc. ................................          107,392         5,591,096
AMR Corporation ..........................          101,604         6,032,737
Anadarko Petroleum Corp. .................           54,100         1,670,337
Andrew Corporation* ......................           41,176           679,404
Anheuser-Busch Companies, Inc. ...........          252,180        16,549,312
AON Corp. ................................           96,550         5,346,456
Apache Corp. .............................           44,400         1,123,875
Apple Computer, Inc. .....................           78,642         3,219,407
Applied Materials, Inc.* .................          187,500         8,003,906
Archer-Daniels-Midland Co. ...............          297,447         5,112,370
Armstrong World Industries Inc. ..........           24,583         1,482,662
Asarco, Inc. .............................           20,449           308,013
Ascend Communications, Inc.* .............          117,300         7,712,475
Ashland, Inc. ............................           29,687         1,436,109
Associates First Capital Corp. --
  Class A ................................          348,322        14,760,145
AT&T Corp. ...............................          917,506        69,042,326
Atlantic Richfield Co. ...................          175,250        11,435,062
Autodesk, Inc. ...........................           35,514         1,516,004
Automatic Data Processing, Inc. ..........          149,912        12,021,068

    The accompanying notes are an integral part of the financial statements.


                         20 - Equity 500 Index Portfolio

                                                                   Market
                                               Shares            Value ($)
==========================================================================
AutoZone, Inc.* ........................       80,600            2,654,762
Avery Dennison Corp. ...................       48,830            2,200,402
Avon Products, Inc. ....................      140,756            6,228,453
Baker Hughes, Inc. .....................      172,013            3,042,480
Ball Corp. .............................        7,954              363,895
Baltimore Gas & Electric Co. ...........       60,725            1,874,884
Banc One Corp. .........................      620,380           31,678,154
Bank of New York Company, Inc. .........      391,800           15,769,950
Bankamerica Corp. ......................      907,657           54,572,877
BankBoston Corp. .......................      164,434            6,402,649
Barrick Gold Corp. .....................      207,700            4,050,150
Battle Mountain Gold Co. ...............       59,100              243,787
Bausch & Lomb, Inc. ....................       24,923            1,495,380
Baxter International, Inc. .............      159,763           10,274,758
BB&T Corp. .............................      129,700            5,228,531
Bear Stearns Companies, Inc. ...........       65,100            2,433,112
Becton, Dickinson & Co. ................      135,664            5,791,157
Bell Atlantic Corp. ....................      820,436           46,611,020
BellSouth Corp. ........................    1,010,664           50,406,867
Bemis Company, Inc. ....................       16,031              608,176
Berkshire Hathaway, Inc. --
  Class A* .............................            6              465,368
Bestfoods ..............................      153,060            8,150,445
Bethlehem Steel Corp.* .................       57,449              481,135
Biomet, Inc.* ..........................       61,250            2,465,312
Black & Decker Corp. ...................       50,771            2,846,349
BMC Software, Inc.* ....................      106,000            4,723,625
Boeing Co. .............................      524,346           17,106,788
Boise Cascade Corp. ....................       24,603              762,693
Boston Scientific Corporation* .........      198,000            5,308,875
Briggs & Stratton Corp. ................       12,182              607,577
Bristol-Myers Squibb Co. ...............      511,978           68,509,056
Brown-Forman, Inc.-- Class B ...........       18,019            1,363,813
Browning-Ferris Industries, Inc. .......      106,535            3,029,589
Brunswick Corp. ........................       47,442            1,174,189
Burlington Northern
  Santa Fe Corp. .......................      242,386            8,180,527
Burlington Resources, Inc. .............       99,639            3,568,322
C. R. Bard, Inc. .......................       30,877            1,528,411
Cabletron Systems, Inc.* ...............       69,900              585,412
Campbell Soup Co. ......................      236,054           12,982,970
Capital One Financial Corp. ............       33,800            3,887,000
Cardinal Health, Inc. ..................      100,997            7,663,147
Carnival Corp.-- Class A ...............      282,000           13,536,000
Carolina Power & Light Co. .............       61,128            2,876,836
Case Corp. .............................       41,900              913,944
Caterpillar, Inc. ......................      185,564            8,535,944
CBS Corp. ..............................      378,210           12,386,377
Cendant Corp.* .........................      449,634            8,571,148
Centex Corp. ...........................       41,080            1,851,167
Central & South West Corp. .............      126,930            3,482,642
Ceridian Corp. .........................       32,402            2,262,065
Champion International Corp. ...........       56,428            2,285,334
Charles Schwab Corp. ...................      196,750           11,054,891
Chase Manhattan Corp. ..................      446,264           30,373,843
Chevron Corp. ..........................      337,466           27,988,586
Chubb Corp. ............................       84,272            5,467,146
CIGNA Corp. ............................      106,799            8,256,898
Cincinnati Financial Corp. .............       74,700            2,735,887
Cinergy Corp. ..........................       62,822            2,159,506
Circuit City Stores, Inc. ..............       56,646            2,828,760
Cisco Systems, Inc.* ...................      812,925           75,449,602
Citigroup Inc. .........................    1,184,983           58,656,658
Clear Channel
  Communications, Inc.* ................      130,400            7,106,800
Clorox Co. .............................       56,704            6,623,736
Coastal Corp. ..........................      111,432            3,893,155
Coca-Cola Co. ..........................    1,275,122           85,273,784
Coca-Cola Enterprises, Inc. ............      217,000            7,757,750
Colgate-Palmolive Co. ..................      160,002           14,860,186

    The accompanying notes are an integral part of the financial statements.


                         21 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares          Value ($)
=============================================================================
Columbia Energy Group ....................           37,802         2,183,065
Columbia/HCA Healthcare
  Corp ...................................          339,822         8,410,594
Comcast Corp. -- Special
  Class A ................................          178,862        10,496,964
Comerica, Inc. ...........................           80,760         5,506,822
Compaq Computer Corp. ....................          874,784        36,686,254
Computer Associates
  International, Inc. ....................          282,175        12,027,709
Computer Sciences Corp.* .................           91,072         5,868,452
Compuware Corp.* .........................           85,500         6,679,688
ConAgra, Inc. ............................          255,432         8,046,108
Conseco, Inc. ............................          167,468         5,118,241
Consolidated Edison, Inc. ................          129,336         6,838,641
Consolidated Natural Gas Co. .............           54,705         2,954,070
Consolidated Stores Corp.* ...............           57,900         1,168,856
Cooper Industries, Inc. ..................           53,548         2,553,570
Cooper Tire & Rubber Co. .................           35,851           732,705
Corning Inc. .............................          121,214         5,454,630
Costco Companies, Inc.* ..................          117,799         8,503,615
Countrywide Credit
  Industries, Inc. .......................           72,200         3,623,537
Crane Co. ................................           30,449           919,179
Crown Cork & Seal Co., Inc. ..............           71,950         2,216,959
CSX Corp. ................................          121,332         5,035,278
Cummins Engine Co., Inc. .................           18,934           672,157
CVS Corp. ................................          190,338        10,468,590
Cyprus Amax Minerals Co. .................           44,694           446,940
Dana Corp. ...............................           87,947         3,594,834
Danaher Corp. ............................           65,400         3,552,037
Darden Restaurants, Inc. .................           63,719         1,146,942
Data General Corp.* ......................           21,345           350,858
Dayton Hudson Corp. ......................          227,416        12,337,318
Deere & Co. ..............................          123,323         4,085,074
Dell Computer Corp.* .....................          658,400        48,186,650
Delta Air Lines, Inc. ....................           74,698         3,884,296
Deluxe Corp. .............................           43,591         1,593,796
Dillard Department Stores, Inc. --
  Class A ................................           57,497         1,631,477
Dollar General Corp. .....................          109,925         2,596,978
Dominion Resources, Inc. .................          110,906         5,184,855
Dover Corp. ..............................          110,008         4,029,043
Dow Chemical Co. .........................          114,476        10,410,161
Dow Jones & Co., Inc. ....................           41,172         1,981,402
DTE Energy Co. ...........................           73,676         3,158,858
Duke Power Co. ...........................          183,595        11,761,555
Dun & Bradstreet Corp. ...................           76,879         2,426,493
Du Pont (E.I.) de Nemours & Co. ..........          584,092        30,993,382
Eastern Enterprises ......................            9,242           404,337
Eastman Chemical Co. .....................           35,081         1,569,875
Eastman Kodak Co. ........................          160,126        11,529,072
Eaton Corp. ..............................           39,582         2,797,953
Ecolab, Inc. .............................           46,600         1,686,337
Edison International, Inc. ...............          207,170         5,774,864
EG & G, Inc. .............................           30,825           857,320
Electronic Data Systems
  Corporation ............................          257,800        12,954,450
Eli Lilly & Co. ..........................          572,440        50,875,605
EMC Corp.* ...............................          264,700        22,499,500
Emerson Electric Co. .....................          226,600        14,176,663
Engelhard Corp. ..........................           63,608         1,240,356
Enron Corp. ..............................          173,166         9,881,285
Entergy Corp. ............................          141,907         4,416,855
Equifax Inc. .............................           68,100         2,328,169
Exxon Corp. ..............................        1,257,634        91,964,486
Fannie Mae ...............................          520,614        38,525,436
FDX Corp.* ...............................           80,855         7,196,095
Freddie Mac ..............................          361,814        23,314,390
Federated Department
  Stores, Inc.* ..........................          110,800         4,826,725

    The accompanying notes are an integral part of the financial statements.


                         22 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares           Value ($)
=============================================================================
Fifth Third Bancorp ......................          146,467        10,444,928
First Data Corp. .........................          228,500         7,240,594
First Union Corp. ........................          512,493        31,165,981
Firstar Corp. ............................           77,500         7,207,500
FirstEnergy Corp. ........................          116,984         3,809,291
Fleet Financial Group, Inc. ..............          289,188        12,923,089
Fleetwood Enterprises, Inc. ..............           33,306         1,157,383
Fluor Corp. ..............................           37,881         1,612,310
FMC Corp.* ...............................           17,750           994,000
Ford Motor Co. ...........................          589,244        34,581,257
Fort James Corp. .........................          113,635         4,545,400
Fortune Brands, Inc. .....................           86,174         2,725,253
Foster Wheeler Corp. .....................           25,938           342,057
FPL Group, Inc. ..........................           92,094         5,675,293
Franklin Resources, Inc. .................          133,020         4,256,640
Fred Meyer, Inc.* ........................           72,200         4,350,050
Freeport-McMoRan Copper &
  Gold, Inc.-- Class B ...................           59,900           625,206
Frontier Corp. ...........................          102,400         3,481,600
Fruit of the Loom, Inc. --
  Class A* ...............................           30,800           425,425
Gannett Company, Inc. ....................          145,692         9,642,989
The Gap, Inc. ............................          303,266        17,058,713
Gateway 2000, Inc.* ......................           76,400         3,910,725
General Dynamics Corp. ...................           65,544         3,842,517
General Electric Co. .....................        1,695,044       173,000,428
General Instrument Corp.* ................           77,300         2,623,369
General Mills, Inc. ......................           77,919         6,058,202
General Motors Corp. .....................          338,484        24,222,761
Genuine Parts Co. ........................           91,426         3,057,057
Georgia-Pacific Corp. ....................           54,201         3,174,146
Gillette Co. .............................          568,116        27,447,104
Golden West Financial Corp. ..............           20,017         1,835,309
Goodrich (B.F.) Co. ......................           46,452         1,666,465
Goodyear Tire & Rubber Co. ...............           80,636         4,067,078
GPU, Inc. ................................           57,600         2,545,200
Great Atlantic & Pacific
  Tea Co., Inc. ..........................           17,025           504,366
Great Lakes Chemical Corp. ...............           26,396         1,055,840
GTE Corp. ................................          500,636        33,761,640
Guidant Corp. ............................           76,700         8,456,175
H & R Block, Inc. ........................           56,735         2,553,075
Halliburton Co. ..........................          231,862         6,868,912
Harcourt General, Inc. ...................           27,139         1,443,456
Harnischfeger Industries, Inc. ...........           19,822           201,937
Harrah's Entertainment, Inc.* ............           46,915           735,979
Harris Corp. .............................           41,342         1,514,151
Hartford Financial Services
  Group, Inc. ............................          125,646         6,894,824
Hasbro, Inc. .............................           68,647         2,479,873
HBO & Co. ................................          262,900         7,541,944
HCR Manor Care, Inc.* ....................           53,000         1,556,875
HEALTHSOUTH Corp. ........................          236,000         3,643,250
H.J. Heinz Co. ...........................          190,175        10,768,659
Helmerich and Payne ......................           28,016           542,810
Hercules, Inc. ...........................           52,814         1,445,783
Hershey Foods Corp. ......................           50,594         3,146,314
Hewlett-Packard Co. ......................          536,440        36,645,558
Hilton Hotels Corp. ......................          134,441         2,571,184
Home Depot, Inc. .........................          753,652        46,114,082
Homestake Mining Co. .....................          134,043         1,231,520
Honeywell, Inc. ..........................           64,919         4,889,212
Household International, Inc. ............          249,685         9,893,768
Houston Industries, Inc. .................          127,892         4,108,530
Humana, Inc. .............................           83,600         1,489,125
Huntington Bancshares, Inc. ..............           91,770         2,758,836
Ikon Office Solutions, Inc. ..............           61,762           528,837
Illinois Tool Works, Inc. ................          135,692         7,870,136
IMS Health Inc. ..........................           84,179         6,350,253
Inco, Ltd. ...............................           75,266           794,997


    The accompanying notes are an integral part of the financial statements.


                         23 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares          Value ($)
=============================================================================
Ingersoll-Rand Co. .......................           90,446         4,245,309
Intel Corp. ..............................          863,728       102,405,751
International Business
  Machines Corp. .........................          477,382        88,196,324
International Flavors &
  Fragrances, Inc. .......................           63,387         2,800,913
International Paper Co. ..................          157,744         7,068,903
The Interpublic Group of
  Companies, Inc. ........................           77,760         6,201,360
ITT Industries* ..........................           52,223         2,075,864
J.C. Penney Co., Inc. ....................          135,550         6,353,906
Jefferson-Pilot Corp. ....................           47,765         3,582,375
Johnson & Johnson ........................          697,296        58,485,702
Johnson Controls, Inc. ...................           35,354         2,085,886
Jostens, Inc. ............................            7,639           200,046
Kaufman & Broad Home Corp. ...............           17,545           504,419
Kellogg Co. ..............................          212,714         7,258,865
Kerr-McGee Corp. .........................           30,732         1,175,499
KeyCorp ..................................          242,800         7,769,600
Kimberly Clark Corp. .....................          293,406        15,990,627
King World Productions, Inc.* ............           32,912           968,847
KLA/Tencor Corp.* ........................           50,100         2,173,088
Kmart Corp.* .............................          236,503         3,621,452
Knight-Ridder, Inc. ......................           51,926         2,654,717
Kohl's Corp.* ............................           79,700         4,896,569
The Kroger Co. ...........................          132,520         8,017,460
Laidlaw, Inc. ............................          118,000         1,187,375
Lehman Brothers, Inc. ....................           69,700         3,071,156
The Limited, Inc. ........................           99,860         2,908,423
Lincoln National Corp. ...................           58,210         4,762,306
Liz Claiborne, Inc. ......................           34,803         1,098,470
Lockheed Martin Corp. ....................          107,145         9,080,539
Loews Corp. ..............................           53,400         5,246,550
Longs Drug Stores, Inc. ..................           18,026           675,975
Louisiana-Pacific Corp. ..................           66,958         1,226,168
Lowe's Companies, Inc. ...................          180,088         9,218,255
LSI Logic Corp.* .........................           75,800         1,222,275
Lucent Technologies, Inc. ................          679,982        74,798,020
Mallinckrodt Group, Inc. .................           49,202         1,516,037
Marriott International ...................          130,380         3,781,020
Marsh and McLennan .......................          141,486         8,268,088
Masco Corp. ..............................          173,022         4,974,383
Mattel, Inc. .............................          161,465         3,683,420
May Department Stores Co. ................          127,898         7,721,842
Maytag Corp. .............................           51,712         3,219,072
MBIA, Inc. ...............................           49,300         3,232,231
MBNA Corp. ...............................          385,187         9,605,601
McDermott International, Inc. ............           25,887           639,085
McDonald's Corp. .........................          349,914        26,812,160
McGraw-Hill, Inc. ........................           50,930         5,188,494
MCI WorldCom, Inc. .......................          916,631        65,768,274
Mead Corp. ...............................           57,702         1,691,390
MediaOne Group* ..........................          316,828        14,890,916
Medtronic, Inc. ..........................          236,304        17,545,572
Mellon Bank Corp. ........................          139,524         9,592,275
Mercantile Bancorporation, Inc. ..........           66,600         3,071,925
Merck & Co., Inc. ........................          616,097        90,989,826
Meredith Corp. ...........................           18,772           710,990
Meritor Automotive, Inc. .................                1                21
Merrill Lynch & Co., Inc. ................          180,576        12,053,448
MGIC Investment Corp. ....................           62,500         2,488,281
Micron Technology, Inc. ..................          120,700         6,102,894
Microsoft Corp.* .........................        1,294,700       179,558,706
Milacron, Inc. ...........................           13,647           262,705
Millipore Corp. ..........................           19,792           562,835
Minnesota Mining &
  Manufacturing Co. ......................          205,778        14,635,960
Mirage Resorts Inc.* .....................          105,000         1,568,438
Mobil Corp. ..............................          403,342        35,141,172
Monsanto Co. .............................          311,720        14,806,700

    The accompanying notes are an integral part of the financial statements.


                         24 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares          Value ($)
=============================================================================
Moore Corp. Ltd. .........................           25,179           276,969
Morgan Stanley Dean Witter
  Discover & Co. .........................          298,833        21,217,143
Morgan (J.P.) & Co., Inc. ................           90,460         9,503,954
Morton International, Inc. ...............           83,306         2,040,997
Motorola, Inc. ...........................          310,442        18,956,365
NACCO Industries, Inc. --
  Class A ................................            3,627           333,684
Nalco Chemical Co. .......................           28,325           878,075
National City Corp. ......................          171,400        12,426,500
National Semiconductor Corp.* ............           77,126         1,041,201
National Service Industries, Inc. ........           21,726           825,588
Navistar International Corp. .............           34,158           973,503
New Century Energies, Inc. ...............           55,200         2,691,000
New York Times Co.-- Class A .............           90,668         3,145,046
Newell Co. ...............................           71,258         2,939,393
Newmont Mining Corp. .....................           85,710         1,548,137
Nextel Communications, Inc. --
  Class A* ...............................          140,900         3,328,763
Niagara Mohawk Power Corp. ...............           72,242         1,164,902
NICOR, Inc. ..............................           24,769         1,046,490
Nike, Inc. ...............................          105,148         4,265,066
Nordstrom, Inc. ..........................           82,958         2,877,606
Norfolk Southern Corp. ...................          192,753         6,107,861
Northern States Power Co. ................           53,888         1,495,392
Northern Telecom Ltd. ....................          343,562        17,221,045
Northern Trust Corp. .....................           60,300         5,264,944
Northrop Grumman Corp. ...................           39,479         2,886,902
Novell, Inc.* ............................          176,292         3,195,293
Nucor Corp. ..............................           48,694         2,106,016
Occidental Petroleum Corp. ...............          178,914         3,019,174
Omnicom Group, Inc. ......................           82,900         4,808,200
Oneok, Inc. ..............................           13,991           505,425
Oracle Corp.* ............................          495,156        21,353,603
Oryx Energy Co. ..........................           48,279           648,749
Owens Corning ............................           33,750         1,196,016
Owens-Illinois, Inc.* ....................           91,600         2,805,250
Paccar, Inc. .............................           42,080         1,730,540
Pacificorp ...............................          153,789         3,239,181
Pall Corp. ...............................           64,164         1,624,151
Parametric Technology Corp.* .............          162,000         2,652,750
Parker-Hannifin Corp. ....................           64,714         2,119,384
Paychex, Inc. ............................           89,800         4,619,088
PECO Energy ..............................          117,284         4,881,947
PennzEnergy Co. ..........................                9               147
People's Energy Corp. ....................           17,055           680,068
PeopleSoft, Inc.* ........................          112,500         2,130,469
Pep Boys (Manny Moe & Jack) ..............           26,712           419,045
Pepsico, Inc. ............................          752,794        30,817,504
Perkin Elmer Corp. .......................           26,925         2,626,870
Pfizer, Inc. .............................          669,028        83,921,200
PG & E Corp. .............................          221,105         6,964,808
Pharmacia & Upjohn, Inc. .................          262,832        14,882,862
Phelps Dodge Corp. .......................           26,508         1,348,595
Philip Morris Co. ........................        1,260,198        67,420,593
Phillips Petroleum Co. ...................          116,806         4,978,856
Pioneer Hi-Bred
  International, Inc. ....................          101,420         2,738,340
Pitney Bowes, Inc. .......................          143,896         9,506,130
Placer Dome, Inc. ........................          106,404         1,223,646
PNC Bank Corp. ...........................          158,333         8,569,774
Polaroid Corp. ...........................           36,182           676,151
Potlatch .................................           13,301           490,474
PPG Industries, Inc. .....................           91,642         5,338,146
P.P.& L. Resources, Inc. .................           71,007         1,979,320
Praxair, Inc. ............................           82,615         2,912,179
Procter & Gamble Co. .....................          688,740        62,890,571
Progressive Corporation of Ohio ..........           39,950         6,766,531

    The accompanying notes are an integral part of the financial statements.


                         25 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares          Value ($)
=============================================================================
Provident Companies, Inc. ................           63,900         2,651,850
Providian Financial Corp. ................           73,397         5,504,775
Public Service Enterprise Group ..........          130,994         5,239,760
Pulte Corp. ..............................           20,632           573,828
Quaker Oats Co. ..........................           70,384         4,187,848
Ralston Purina Group .....................          146,015         4,727,236
Raychem Corp. ............................           49,976         1,614,850
Raytheon Co.-- Class B ...................          175,214         9,330,146
Reebok International Ltd. ................           25,029           372,306
Regions Financial Corp. ..................          127,770         5,150,728
Republic New York Corp. ..................           67,100         3,057,244
Reynolds Metals Co. ......................           45,849         2,415,669
Rite Aid Corp. ...........................          131,302         6,507,655
RJR Nabisco Holdings Corp. ...............          168,000         4,987,500
Rockwell International Corp. .............          103,224         5,012,816
Rohm & Haas Co. ..........................           98,377         2,963,607
Rowan Companies, Inc.* ...................           39,100           391,000
Royal Dutch Petroleum Co. ................        1,109,204        53,103,141
R.R. Donnelley & Sons Co. ................           63,552         2,784,372
Rubbermaid, Inc. .........................           78,502         2,467,907
Russell Corp. ............................           16,011           325,223
Ryder Systems, Inc. ......................           34,017           884,442
Safeco Corp. .............................           70,502         3,027,180
Safeway, Inc.* ...........................          256,800        15,648,750
Sara Lee Corp. ...........................          478,654        13,492,060
SBC Communications, Inc. .................        1,031,528        55,315,689
Schering-Plough Corp. ....................          757,232        41,837,068
Schlumberger Ltd. ........................          275,962        12,728,747
Scientific-Atlanta, Inc. .................           36,238           826,679
Seagate Technology, Inc.* ................          133,100         4,026,275
Seagram Co. Ltd. .........................          187,637         7,130,206
Sealed Air Corp. .........................           47,005         2,400,193
Sears, Roebuck & Co. .....................          201,409         8,559,883
Sempra Energy ............................          121,414         3,080,880
Service Corp. International ..............          138,092         5,256,127
Shared Medical Systems Corp. .............           10,974           547,328
Sherwin-Williams Co. .....................           87,974         2,584,236
Sigma Aldrich Corp. ......................           59,500         1,747,813
Silicon Graphics, Inc.* ..................          109,115         1,404,856
SLM Holding Corp. ........................           95,100         4,564,800
Snap-On Tools Corp. ......................           39,794         1,385,329
Solectron Corp.* .........................           58,000         5,390,375
Sonat, Inc. ..............................           48,110         1,301,977
Southern Co. .............................          386,658        11,237,248
Southwest Airlines Co. ...................          161,700         3,628,144
Springs Industries, Inc.-- Class A .......            5,604           232,216
Sprint Corp. .............................          168,982        14,215,611
Sprint PCS* ..............................          220,491         5,098,854
St. Jude Medical, Inc.* ..................           37,388         1,035,180
St. Paul Companies, Inc. .................          121,928         4,236,998
Stanley Works ............................           39,330         1,091,408
Staples, Inc.* ...........................          145,100         6,339,056
State Street Corp. .......................           76,700         5,335,444
Summit Bancorp ...........................           93,800         4,097,888
Sun Microsystems, Inc.* ..................          202,856        17,369,545
SunAmerica, Inc. .........................          104,100         8,445,113
Sunoco, Inc. .............................           41,245         1,487,398
Suntrust Banks, Inc. .....................          163,460        12,504,690
SuperValu, Inc. ..........................           63,640         1,781,920
Synovus Financial Corp. ..................          116,350         2,836,031
Sysco Corp. ..............................          175,020         4,802,111
Tandy Corp. ..............................           56,166         2,313,337
Tektronix, Inc. ..........................           36,707         1,103,504
Tele-Communications, Inc. --
  Class A* ...............................          246,960        13,659,975
Tellabs, Inc.* ...........................          100,000         6,856,250
Temple Inland, Inc. ......................           28,622         1,697,642
Tenet Healthcare Corp. ...................          156,810         4,116,263
Tenneco, Inc. ............................           88,034         2,998,658
Texaco, Inc. .............................          280,322        14,822,026

    The accompanying notes are an integral part of the financial statements.


                         26 - Equity 500 Index Portfolio

                                                                     Market
                                                    Shares          Value ($)
=============================================================================
Texas Instruments, Inc. ..................          202,956        17,365,423
Texas Utilities Co. ......................          158,227         7,387,223
Textron, Inc. ............................           77,006         5,847,643
Thermo Electron Corp.* ...................           95,100         1,610,756
Thomas & Betts Corp. .....................           38,000         1,645,875
Time Warner, Inc. ........................          569,430        35,340,249
Times Mirror Co.-- Class A ...............           28,529         1,597,624
Timken Co. ...............................           24,796           468,025
TJX Companies, Inc. ......................          189,516         5,495,964
Torchmark Corp. ..........................           63,468         2,241,214
Toys 'R' Us, Inc.* .......................          156,218         2,636,179
Transamerica Corp. .......................           28,243         3,262,067
Tribune Co. ..............................           53,596         3,537,336
Tricon Global Restaurants, Inc.* .........           81,999         4,110,200
TRW, Inc. ................................           61,792         3,482,052
Tupperware Corp. .........................           27,396           450,322
Tyco International Ltd. ..................          339,870        25,638,943
U.S. West Inc. ...........................          269,255        17,400,604
U.S. Bancorp .............................          394,737        14,013,164
Unicom Corp. .............................          138,825         5,353,439
Unilever NV ..............................          323,868        26,860,802
Union Camp Corp. .........................           36,203         2,443,703
Union Carbide Corp. ......................           68,552         2,913,460
Union Pacific Corp. ......................          130,847         5,896,293
Union Pacific Resources
  Group, Inc. ............................          146,248         1,325,373
Union Planters Corp. .....................           64,900         2,940,781
Unisys Corp. .............................          121,599         4,187,566
United Healthcare Corp. ..................           93,500         4,026,344
United Technologies Corp. ................          113,512        12,344,430
Unocal Corp. .............................          127,837         3,731,242
UNUM Corp. ...............................           61,800         3,607,575
US Airways Group, Inc.* ..................           42,715         2,221,180
UST, Inc. ................................           96,207         3,355,219
USX Marathon Group .......................          154,864         4,665,278
USX-- U.S. Steel Group ...................           61,577         1,416,271
V.F. Corp. ...............................           65,730         3,081,094
Viacom, Inc.-- Class B ...................          148,249        10,970,426
Wachovia Corp. ...........................          113,910         9,960,006
Wal-Mart Stores, Inc. ....................        1,157,848        94,292,246
Walgreen Co. .............................          257,268        15,066,257
Walt Disney Co. ..........................        1,064,071        31,922,130
Warner-Lambert Co. .......................          428,458        32,214,686
Washington Mutual, Inc. ..................          321,022        12,259,028
Waste Management, Inc. ...................          287,956        13,425,949
Wells Fargo Co. ..........................          853,636        34,092,088
Wendy's International, Inc. ..............           75,762         1,652,559
Westvaco Corp. ...........................           39,960         1,071,428
Weyerhaeuser Co. .........................          103,894         5,279,114
Whirlpool Corp. ..........................           33,439         1,851,685
Willamette Industries, Inc. ..............           43,700         1,463,950
Williams Companies, Inc. .................          243,136         7,582,804
Winn-Dixie Stores, Inc. ..................           66,580         2,987,778
Wm. Wrigley, Jr. Co. .....................           46,892         4,199,765
Worthington Industries, Inc. .............           31,279           390,988
W. R. Grace & Co.* .......................           35,649           559,244
W.W. Grainger, Inc. ......................           48,330         2,011,736
Xerox Corp. ..............................          169,635        20,016,930
-----------------------------------------------------------------------------
Total Common Stocks (Cost $3,244,951,024)                       5,146,921,230
-----------------------------------------------------------------------------

                                                      % of
                                                    Net Assets
================================================================================
Total Investment Portfolio
  (Cost $3,283,971,028) ..................             99.7%    5,185,941,234
Other Assets Less Liabilities ............              0.3%       14,563,176
                                                      -----     -------------
Net Assets ...............................            100.0%    5,200,504,410
                                                      =====     =============

*    Non-income producing security.
(a)  Held as collateral for futures contracts.

    The accompanying notes are an integral part of the financial statements.


                         27 - Equity 500 Index Portfolio

                              Financial Statements

                           Equity 500 Index Portfolio

                             Statement of Operations
                      for the year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign withholding tax of $284,044) .................   $  56,672,952
                 Interest* ..............................................................       4,806,144
                                                                                            ----------------
                 Total investment income ................................................      61,479,096
                 Expenses:
                 Advisory fees ..........................................................       3,186,503
                 Administration and services fees .......................................         676,625
                 Professional fees ......................................................          46,189
                 Miscellaneous ..........................................................           4,344
                                                                                            ----------------
                 Total expenses .........................................................       3,913,661
                 Less: Expenses absorbed by Bankers Trust ...............................        (799,296)
                                                                                            ----------------
                 Net expenses ...........................................................       3,114,365
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                         58,364,731
               ---------------------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments and Futures Contracts
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investment transactions .........................      33,524,253
                 Net realized gain from futures transactions ............................       1,750,435
                 Net change in unrealized appreciation on investments ...................     894,561,271
                 Net change in unrealized appreciation on futures contracts .............         528,247
                                                                                            ----------------
                 Net realized and unrealized gain on investments and futures contracts ..     930,364,206
               ---------------------------------------------------------------------------------------------
                 Net increase in net assets from operations                                 $ 988,728,937
               ---------------------------------------------------------------------------------------------

                 * Includes $4,490,254 from the Portfolio's investment in the BT Institutional Cash Management Fund.

    The accompanying notes are an integral part of the financial statements.


                         28 - Equity 500 Index Portfolio

                           Equity 500 Index Portfolio

                       Statement of Changes in Net Assets

                                                                              Years Ended December 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...............................   $   58,364,731    $   42,706,376
                 Net realized gain from investments and futures
                    transactions .....................................       35,274,688        95,286,448
                 Net change in unrealized appreciation on
                    investments and futures contracts ................      895,089,518       528,775,836
                                                                        ----------------  ----------------
                 Net increase in net assets from operations ..........      988,728,937       666,768,660
                                                                        ----------------  ----------------
                 Capital Transactions:
                 Proceeds from capital invested ......................    2,853,940,069     1,462,422,481
                 Value of capital withdrawn ..........................   (1,445,251,067)   (1,251,328,236)
                                                                        ----------------  ----------------
                 Net increase in net assets from capital
                    transactions .....................................    1,408,689,002       211,094,245
                                                                        ----------------  ----------------
                 Total increase in net assets ........................    2,397,417,939       877,862,905
                 Net assets at beginning of year .....................    2,803,086,471     1,925,223,566
                                                                        ----------------  ----------------
                 Net assets at end of year ...........................   $5,200,504,410    $2,803,086,471
                                                                        ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         29 - Equity 500 Index Portfolio

                              Financial Highlights

                           Equity 500 Index Portfolio

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

                                                                       For the Year Ended December 31,
                                                            1998        1997         1996        1995        1994
------------------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios
Net assets, end of period (000s omitted) ..............  $5,200,504  $2,803,086   $1,925,224  $1,080,736    $559,772
Ratios to average net assets:
Net investment income (%) .............................        1.50        1.76         2.20        2.52        2.84
Expenses (%) ..........................................        0.08        0.08         0.10        0.10        0.10
Decrease reflected in above expense ratio due to
  absorption of expenses by Bankers Trust (%) .........        0.02        0.07         0.05        0.05        0.06
Portfolio turnover rate (%) ...........................           4          19           15           6          21


                         30 - Equity 500 Index Portfolio

                          Notes to Financial Statements

                           Equity 500 Index Portfolio

             Note 1-Organization and Significant Accounting Policies

A. Organization

The Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on December 31, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments are valued each business day by an independent pricing service approved by the Trustees. Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business each day. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost that, with accrued interest, approximates value. Securities for which quotations are not available are stated at fair value as determined by the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E. Federal Income Taxes

The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.


                         31 - Equity 500 Index Portfolio

F. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                  Note 2-Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .005% of the Portfolio's average daily net assets. For the period January 1, 1998 to May 6, 1998 the Administration and Services Fee was .05% on an accrual basis. For the year ended December 31, 1998, Administration and Services Fees amounted to $676,625, of which $21,178 was payable at the end of the year.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .075% of the Portfolio's average daily net assets. For the period January 1, 1998 to May 6, 1998 the Advisory fee was .10%. For the year ended December 31, 1998, Advisor Fees amounted to $3,186,503, of which $309,104 was payable at the end of the year.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .08% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of December 31, 1998 amounted to $4,490,254 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility ("collectively the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively, which expire March 15, 1999. A commitment fee of
 .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended December 31, 1998.

For the year ended December 31, 1998, the Portfolio paid affiliated brokerage commissions of $333.

               Note 3-Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1998, were $1,607,662,962 and $153,777,789, respectively. For federal income tax purposes, the tax basis of investments held at December 31, 1998 was $3,302,071,681. The aggregate gross unrealized appreciation was $1,914,790,859,

                         32 - Equity 500 Index Portfolio
and the aggregate gross unrealized depreciation was $69,941,310 for all investments as of December 31, 1998. Payable for securities purchased at December 31, 1998 amounted to $58,369,160.

                            Note 4-Futures Contracts

A summary of obligations under these financial instruments at December 31, 1998 is as follows:

                                                                                                 Unrealized
Type of Future             Expiration       Contracts    Position      Market Value ($)       Appreciation ($)
--------------             ----------       ---------    --------      ----------------       ----------------

S&P 500 Index Futures      March 1999          334         Long           100,118,660              81,600

At December 31, 1998, the Portfolio segregated $5,856,040 to cover margin requirements on open futures contracts.

                                Note 5-Net Assets


Paid-in capital                                                     $    3,297,393,868
Net unrealized appreciation on investments and futures                   1,903,110,542
                                                                    ------------------
Total net assets                                                    $    5,200,504,410
                                                                    ==================




                         33 - Equity 500 Index Portfolio

                        Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of the Equity 500 Index
Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (the "Portfolio") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 5, 1999


                        34 - Equity 500 Index Portfolio

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                                  intentionally
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                        35 - Scudder S&P 500 Index Fund

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                        36 - Scudder S&P 500 Index Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         37 - Scudder S&P 500 Index Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         38 - Scudder S&P 500 Index Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                         39 - Scudder S&P 500 Index Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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